UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2014

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

September 30, 2014

Annual Shareholder Letter

Dear Shareholder:

Consistent with our investment philosophy and process, substantially all of your Fund’s assets are invested in a focused portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling long-term price appreciation potential. Over the past year, the biggest contributors to the Fund’s performance have been investments we have made in companies within the Health Care, Information Technology, and Consumer Discretionary sectors.

Despite higher market volatility over the past several months, we believe the bull market in U.S. equities remains intact. Prolonged bear markets in most any asset class tend to develop when (a) valuations are extraordinarily high and (b) investors in the asset class are observably optimistic. Examples of past market tops that met these criteria include the Nikkei in the late ’80’s, the Nasdaq in the late ’90’s, and gold in the early ’80’s and in 2011. The S&P 500 is currently trading at approximately 15x earnings and has an earnings yield of 6.6%. With the index’s P/E ratio slightly below the 25-year average and the earnings yield at a 1.8% premium to BAA bond yields, we believe it is hard to argue that stocks are materially overvalued. Furthermore, equity mutual fund and ETF flows have validated our point of view that investors are not “acting” optimistically with their real-dollar allocations. Given these points, we do not expect that the equity markets are on the cusp of a materially negative inflection point. We are especially attracted to stocks offering a combination of strong growth prospects and reasonable valuations relative to their forward growth rates. To the extent that price volatility can improve the value proposition for fast-growing companies, we are incrementally more bullish today than we were earlier this year.

In terms of investment experience, I have nothing on my co-manager Dan Ferry, who celebrated his 50th year in the industry last year. But last month marked your Fund’s co-manager’s twentieth anniversary in the investment industry, which has put me into a philosophical mood. When I first walked into the world of Wall Street in September 1994, the S&P 500 Index was at 462 and the Dow Jones Industrial Average stood at 3,908. At the end of this year’s third quarter, the S&P 500 had grown to 1,972 and the Dow Jones was at 16,994. Including reinvested dividends, this works out to an average annualized return of 9.6% for the S&P 500, very close to the long-term average annualized return of 10.08% since 1926. We at JAG believe the overall market has the potential to perform as well over the next twenty years as it has over the last twenty.

In hindsight, the gains of the past two decades seem obvious and easily-attained. “Of course stocks do well in the long run,” you might be saying to yourself, “Everyone knows that!” And you would be objectively correct, at least in retrospect. But we do not have the luxury of living our lives in increments of multi-decade hindsight. Instead, we live them day-by-day, constantly peering forward into an uncertain future. And one thing you can be certain of – without any doubt whatsoever – is that every single day in the markets over the past twenty years (slightly more than 5,000 trading days if you are counting) has been accompanied by a variety of fears and worries about what the future might bring. To make the picture even more opaque, sometimes investor fears come true. Over the past twenty years, I have had a front-row seat for seventeen 10% declines in the S&P 500 and 6 drops of more than 20%. In two cases over the past twenty years, the S&P ultimately fell by more than 50% before hitting bottom. Stated in percentage terms and ensconced safely in the past, these pull-backs seem almost banal. But at the time they were occurring, they were viscerally painful for investors to endure.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277	jagcapitalfunds.com
1

S&P 500 Corrections of 10% or More 9/30/1994 - 9/30/2014
Beg Date	End Date	SP500_Closing High	SP500 Closing Low	Pnt Chg	Pct Chg	#Of Trading Days
10/7/1997	10/27/1997	983.12	876.99	-106.13	-10.80%	14
7/17/1998	8/31/1998	1,186.75	957.28	-229.47	-19.34%	31
9/23/1998	10/8/1998	1,066.09	959.44	-106.65	-10.00%	11
7/16/1999	10/15/1999	1,418.78	1,247.41	-171.37	-12.08%	64
3/24/2000	4/14/2000	1,527.46	1,356.56	-170.9	-11.19%	15
9/1/2000	4/4/2001	1,520.77	1,103.25	-417.52	-27.45%	147
5/21/2001	9/21/2001	1,312.83	965.80	-347.03	-26.43%	82
1/4/2002	7/23/2002	1,172.51	797.70	-374.81	-31.97%	137
8/22/2002	10/9/2002	962.70	776.76	-185.94	-19.31%	33
11/27/2002	3/11/2003	938.87	800.73	-138.14	-14.71%	69
10/9/2007	3/10/2008	1,565.15	1,273.37	-291.78	-18.64%	104
5/19/2008	10/10/2008	1,426.63	899.22	-527.41	-36.97%	101
10/13/2008	10/27/2008	1,003.35	848.92	-154.43	-15.39%	10
11/4/2008	11/20/2008	1,005.75	752.44	-253.31	-25.19%	12
1/6/2009	3/9/2009	934.70	676.53	-258.17	-27.62%	42
4/23/2010	7/2/2010	1,217.28	1,022.58	-194.7	-15.99%	49
4/29/2011	10/3/2011	1,363.61	1,099.23	-264.38	-19.39%	108
Source: JAG Capital Management

As a whole, investors do a poor job of dealing with the pain that is periodically doled out by volatile investment markets. The old adage, “buy low, sell high” is a truism, but its simplicity belies how difficult these actions are to accomplish in practice. How “low” is low enough? How do we define “high?” Should we use prices or valuations relative to earnings or book value or some other measure? Even among us so-called “experts,” there are widely varying opinions on these matters. So perhaps it is no surprise that investors tend to do the opposite. They get more optimistic about stocks as their prices rise, and more pessimistic as prices fall. At JAG, we see this tendency play out in almost real time during our weekly reviews of mutual fund money flow statistics. Typically, mutual fund inflows (i.e. deposits) increase only after the market rises. Fund outflows (i.e. withdrawals) generally follow market declines. In other words, investors tend to “buy high and sell low.” This has truly monumental implications. The market research firm Dalbar estimated that the average investor realized an average annual return of only 2.5% in the twenty years ending 12/31/13. That is barely ahead of the 2.4% annual rate of inflation over that time period, and is a fraction of the average annual returns generated by the S&P 500 or even the 6% average return of bonds (as measured by the Barclays Government/Corporate Index).

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277	jagcapitalfunds.com
2

We humans are susceptible to a whole range of behavioral biases that actively work against us as investors. As just one example, I cite the tendency we all have to say, “Coulda Shoulda Woulda” after an incorrect decision. In the field of behavioral finance, this is known as hindsight bias. It is best described a psychological phenomenon in which events in the past seem to be more predictable than actually were at the time they were occurring. As Investopedia’s definition of the term notes, “Hindsight bias can lead an individual to believe that an event was more predictable than it actually was, and can result in an oversimplification in cause and effect.” In practice, hindsight bias can make the financial markets seem much more predictable than they are.

The financial crisis of 2008-2009 and its aftermath are cases in point. In hindsight, it seems obvious that real estate prices got too high in the mid-2000’s, and that bank lending standards got too loose. It appears self-evident that the banks’ balance sheets became too levered, and that the repackaging of real estate loans into ever-more complex securities was unwise. With the benefit of this hindsight, legislators have worked furiously over the past several years to pass new laws that prohibit many of the practices that led to the crisis. Tens of billions of dollars of fines have been paid by the banking industry, lending standards are now much tighter, and banks are generally required to maintain much higher capital levels. While many of these changes are positive, none of them address the fact that the crisis itself was anything but obvious before it occurred. If it had been, it would not have happened in the first place. Real estate prices would never have gotten overextended. Regulators would have made it impossible for banks to make bad loans and pack them up into complicated securities. The fact that the crisis occurred at all is evidence enough of its unpredictability.

The S&P 500 finally bottomed in early March 2009, after falling more than 57% from the all-time highs it had reached in the fall of 2007. Stock prices have almost tripled since then. In retrospect, it seems obvious that stock prices had gotten too cheap and that the market was due for a rally. And there seem to be no shortage of investment pundits nowadays who claim to have been bullish on stocks at or near the market bottom. But again, if it had actually been obvious that stocks were on the cusp of a major rally in early 2009, stocks would never have declined as much as they did. Hindsight bias gives us the illusion – not the reality – of easy predictability. Contrary to the old saying, hindsight is actually not 20/20. It shows us what events occurred in the past clearly enough, but it obscures the reasons for their occurrence. It makes past events look more predictable than they were. In so doing, it can lead us to make poor decisions with our investments.

Warren Buffett once noted that “…the only value of stock forecasters is to make fortune-tellers look good.” We wholeheartedly agree, as we are not aware of any individual or investment firm who has demonstrated a valid and repeatable system for timing the ups and downs in the stock market. While we have no special insight on the short-term direction of the market, we are unabashed believers in the power of innovative companies to improve society and build long-term wealth for shareholders. We will do our very best to ensure the holdings in your Fund reflects these sentiments.

Best regards,

Norman B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277	jagcapitalfunds.com
3

During the Reporting Period, the Fund’s Class A, C and I shares generated cumulative total returns, without sales charges, of 13.16%, 12.32% and 13.47%, respectively. These returns compare to the cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index.

4399-NLD-10/17/2014

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277	jagcapitalfunds.com
4

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2014

The Fund’s performance figures* for each of the periods ended September 30, 2014, compared to its benchmark:

	1 Year Return	Since Inception(a)
Class A	13.16%	17.59%
Class A with 5.75% load	6.68%	15.10%
Class C	12.32%	16.66%
Class I	13.47%	17.86%
Russell 1000 Growth Total Return Index(b)	19.15%	20.20%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets through January 31, 2015, for Class A, Class C and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 1.94%, 2.69%, and 1.69% for the JAG Large Cap Growth Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Biotechnology	15.5%
Internet	14.1%
Software	13.4%
Semiconductors	7.5%
Media	6.5%
Diversified Financial Services	6.2%
Apparel	5.6%
Retail	4.8%
Computers	4.7%
Chemicals	4.4%
Other / Cash & Cash Equivalents	17.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s Holdings.

5

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Shares		Value

	COMMON STOCKS - 99.4%
	APPAREL - 5.6%
21,540	Under Armour, Inc. - Cl. A *	$1,488,414

	BEVERAGES - 3.9%
11,250	Monster Beverage Corp. *	1,031,288

	BIOTECHNOLOGY - 15.5%
1,525	Biogen Idec, Inc. *	504,485
10,933	Celgene Corp. *	1,036,230
10,925	Gilead Sciences, Inc. *	1,162,966
3,560	Illumina, Inc. *	583,555
2,245	Regeneron Pharmaceuticals, Inc. *	809,367
		4,096,603
	CHEMICALS - 4.4%
5,745	Ecolab, Inc.	659,698
4,570	Monsanto Co.	514,171
		1,173,869
	COMMERCIAL SERVICES - 3.3%
11,635	MasterCard, Inc.	860,059

	COMPUTERS - 4.7%
12,460	Apple, Inc.	1,255,345

	DIVERSIFIED FINANCIAL SERVICES - 6.2%
15,385	Discover Financial Services	990,640
12,710	Legg Mason, Inc.	650,244
		1,640,884
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
9,535	SunPower Corp. *	323,046

	FOOD - 1.5%
7,770	Kroger Co.	404,040

	HEALTHCARE-PRODUCTS - 1.5%
825	Intuitive Surgical, Inc. *	381,002

	HOME FURNISHINGS - 1.3%
3,505	Harman International Industries, Inc.	343,630

	INTERNET - 14.1%
1,210	Amazon.com, Inc. *	390,152
8,660	F5 Networks, Inc. *	1,028,289
1,715	Google, Inc. - Cl. A *	1,009,123
1,395	Netflix, Inc. *	629,396
7,500	TripAdvisor, Inc. *	685,650
		3,742,610

See accompanying notes to financial statements.

6

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value

	MACHINERY-DIVERSIFIED - 2.6%
5,149	Cummins, Inc.	$679,565

	MEDIA - 6.5%
14,710	Nielsen NV	652,094
12,015	Walt Disney Co.	1,069,695
		1,721,789
	MINING - 1.4%
22,910	Alcoa, Inc.	368,622

	RETAIL - 4.8%
9,475	CVS Health Corp.	754,115
6,835	Starbucks Corp.	515,769
		1,269,884
	SEMICONDUCTORS - 7.5%
32,260	Micron Technology, Inc. *	1,105,228
19,820	NVIDIA Corp.	365,679
6,909	QUALCOMM, Inc.	516,586
		1,987,493
	SOFTWARE - 13.4%
43,420	Activision Blizzard, Inc.	902,702
16,910	Akamai Technologies, Inc. *	1,011,218
19,580	Electronic Arts, Inc. *	697,244
20,195	Microsoft Corp.	936,240
		3,547,404

	TOTAL COMMON STOCKS (Cost $21,142,153)	26,315,547

	SHORT-TERM INVESTMENTS - 0.8%
215,305	Federated Treasury Obligations Fund Institutional Shares, 0.01% **
	(Cost $215,305)	215,305

	TOTAL INVESTMENTS - 100.2% (Cost $21,357,458) (a)	$26,530,852
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(65,043)
	TOTAL NET ASSETS - 100.0%	$26,465,809

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,378,602 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,336,468
Unrealized depreciation	(184,218)
Net unrealized appreciation	$5,152,250

See accompanying notes to financial statements.

7

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

ASSETS
Investment securities:
At cost	$21,357,458
At value	$26,530,852
Receivable for Fund shares sold	1,134
Dividends and interest receivable	1,580
Prepaid expenses and other assets	8,826
TOTAL ASSETS	26,542,392

LIABILITIES
Payable for Fund shares redeemed	11,566
Investment manager fees payable	17,898
Distribution (12b-1) fees payable	23,011
Fees payable to other affiliates	4,322
Accrued expenses and other liabilities	19,786
TOTAL LIABILITIES	76,583
NET ASSETS	$26,465,809

Composition of Net Assets:
Paid in capital	$19,363,379
Accumulated net investment loss	—
Accumulated net realized gain from investment transactions	1,929,036
Net unrealized appreciation of investments	5,173,394
NET ASSETS	$26,465,809

Net Asset Value Per Share:
Class A Shares:
Net Assets	$9,433,290
Shares of beneficial interest outstanding (a)	608,728
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$15.50
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$16.45

Class C Shares:
Net Assets	$8,593
Shares of beneficial interest outstanding (a)	567
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$15.16

Class I Shares:
Net Assets	$17,023,926
Shares of beneficial interest outstanding (a)	1,091,541
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$15.60

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

8

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,481)	$163,622
Interest	41
TOTAL INVESTMENT INCOME	163,663

EXPENSES
Investment management fees	244,058
Distribution (12b-1) fees:
Class A	21,985
Class C	451
Administration fees	36,663
MFund service fees	29,406
Professional fees	19,910
Compliance officer fees	12,600
Registration fees	7,001
Printing and postage expenses	5,508
Custodian fees	4,924
Trustees fees and expenses	3,500
Non 12b-1 shareholder servicing fees	1,577
Insurance expense	730
Other expenses	3,332
TOTAL EXPENSES	391,645

Less: Fees waived by the Manager	(43,440)
NET EXPENSES	348,205

NET INVESTMENT LOSS	(184,542)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	2,250,255
Net change in unrealized appreciation on:
Investments	944,054

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	3,194,309

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,009,767

See accompanying notes to financial statements.

9

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
FROM OPERATIONS
Net investment loss	$(184,542)	$(117,192)
Net realized gain from investments	2,250,255	228,589
Net change in unrealized appreciation on investments	944,054	3,253,784
Net increase in net assets resulting from operations	3,009,767	3,365,181

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(86,053)	(5,588)
Class C	(615)	(10)
Class I	(155,849)	(9,827)
Net decrease in net assets from distributions to shareholders	(242,517)	(15,425)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,030,923	6,300,256
Class C	1,100	50,743
Class I	2,892,040	2,356,218
Net asset value of shares issued in reinvestment of distributions:
Class A	76,046	5,121
Class C	516	—
Class I	155,696	9,816
Payments for shares redeemed:
Class A	(1,615,107)	(5,093,092)
Class C	(51,891)	(11,950)
Class I	(1,847,386)	(342,750)
Net increase in net assets from shares of beneficial interest	1,641,937	3,274,362

TOTAL INCREASE IN NET ASSETS	4,409,187	6,624,118

NET ASSETS
Beginning of Year	22,056,622	15,432,504
End of Year *	$26,465,809	$22,056,622
* Includes accumulated net investment loss of:	$—	$(116,361)

See accompanying notes to financial statements.

10

JAG Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
SHARE ACTIVITY
Class A:
Shares Sold	138,586	548,425
Shares Reinvested	5,152	444
Shares Redeemed	(109,158)	(440,378)
Net increase in shares of beneficial interest outstanding	34,580	108,491

Class C:
Shares Sold	77	4,104
Shares Reinvested	36	—
Shares Redeemed	(3,553)	(938)
Net increase (decrease) in shares of beneficial interest outstanding	(3,440)	3,166

Class I:
Shares Sold	193,128	192,165
Shares Reinvested	10,506	850
Shares Redeemed	(123,810)	(28,386)
Net increase in shares of beneficial interest outstanding	79,824	164,629

See accompanying notes to financial statements.

11

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2014	2013	2012 (1)
Net asset value, beginning of period	$13.84	$11.74	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.14)	(0.10)	(0.08)
Net realized and unrealized gain on investments	1.95	2.21	1.82
Total from investment operations	1.81	2.11	1.74

Less distributions from:
Net realized gains	(0.15)	(0.01)	—
Total distributions	(0.15)	(0.01)	—

Net asset value, end of period	$15.50	$13.84	$11.74
Total return (2)	13.16%	18.01%	17.40	% (5)
Net assets, at end of period (000s)	$9,433	$7,946	$5,465

Ratio of gross expenses to average net assets (3)	1.76%	1.94%	2.42	% (4)
Ratio of net expenses to average net assets	1.50%	1.75%	1.75	% (4)
Ratio of net investment loss to average net assets	(0.91%)	(0.82%)	(0.86	%) (4)
Portfolio Turnover Rate	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

See accompanying notes to financial statements.

12

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2014	2013	2012 (1)
Net asset value, beginning of period	$13.64	$11.66	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.24)	(0.21)	(0.14)
Net realized and unrealized gain on investments	1.91	2.20	1.80
Total from investment operations	1.67	1.99	1.66

Less distributions from:
Net realized gains	(0.15)	(0.01)	—
Total distributions	(0.15)	(0.01)	—

Net asset value, end of period	$15.16	$13.64	$11.66
Total return (2)	12.32%	17.10%	16.60	% (5)
Net assets, at end of period (000s)	$9	$55	$10

Ratio of gross expenses to average net assets (3)	2.51%	2.69%	3.17	% (4)
Ratio of net expenses to average net assets	2.25%	2.50%	2.50	% (4)
Ratio of net investment loss to average net assets	(1.66%)	(1.65%)	(1.61	%) (4)
Portfolio Turnover Rate	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

See accompanying notes to financial statements.

13

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2014	2013	2012 (1)
Net asset value, beginning of period	$13.89	$11.75	$10.00
Income (loss) from investment operations:
Net investment loss (6)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain on investments	1.96	2.22	1.80
Total from investment operations	1.86	2.15	1.75

Less distributions from:
Net realized gains	(0.15)	(0.01)	—
Total distributions	(0.15)	(0.01)	—

Net asset value, end of period	$15.60	$13.89	$11.75
Total return (2)	13.47%	18.33%	17.50	% (5)
Net assets, at end of period (000s)	$17,024	$14,056	$9,958

Ratio of gross expenses to average net assets (3)	1.51%	1.69%	2.17	% (4)
Ratio of net expenses to average net assets	1.25%	1.50%	1.50	% (4)
Ratio of net investment loss to average net assets	(0.66%)	(0.56%)	(0.61	%) (4)
Portfolio Turnover Rate	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

See accompanying notes to financial statements.

14

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-five series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate non-diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchanged traded fund purchased by the Fund will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

15

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets measured at fair value:

Assets		Level 2
		(Other Significant
Security	Level 1	Observable
Classifications (a)	(Quoted Prices)	Inputs)	Level 3	Totals
Common Stocks	$26,315,547	$—	$—	$26,315,547
Short-Term Investments	215,305	—	—	215,305
Total	$26,530,852	$—	$—	$26,530,852

(a)	As of and during the year ended September 30, 2014, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)          Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2014, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 and 2013), or expected to be taken in the Fund’s 2014 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)          Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The Fund distributes annually to shareholders.

d)          Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)          Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

16

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

h)          Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Prior to November 1, 2013, investments in Class C shares were subject to a CDSC of 1.00% in the event of certain redemptions within 12 months following purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2014, there were $95 of CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 22,394,876	$ 21,086,849

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

JAG Capital Management LLC acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2014, management fees of $244,058 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.25% of the Fund’s average daily net assets through January 31, 2015. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Effective February 1, 2014, the expense cap changed from 1.50% to 1.25%.

For the year ended September 30, 2014, the Manager waived management fees of $43,440. As of September 30, 2014, the Manager may recapture $56,321, before September 30, 2015, and $34,078 before September 30, 2016 and $43,440 before September 30, 2017 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2014, the Fund incurred $29,406 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC. acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $15,347 in brokerage commissions from the Fund for the year ended September 30, 2014. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

17

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 1, 2014 Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Portfolio, will be paid a quarterly retainer of $350 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. Prior to April 1, 2014 Trustees received a quarterly retainer of $250. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust and Mutual Fund Series Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended September 30, 2014, J.A. Glynn & Co., an affiliated broker, received $2,523 in underwriter commissions from the sale of shares of the Fund.

(4)	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2014 and September 30, 2013 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2014	September 30, 2013
Ordinary Income	$—	$14,361
Long-Term Capital Gain	242,517	1,064
	$242,517	$15,425

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$184,384	$1,765,796	$—	$—	$—	$5,152,250	$7,102,430

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

18

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and return of capital distributions from corporations, resulted in reclassification for the year ended September 30, 2014 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$300,903	$(300,903)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2014, Mid Atlantic Trust Company held 57.99% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

(6)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of JAG Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of JAG Large Cap Growth Fund, (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from December 22, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JAG Large Cap Growth Fund, as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period December 22, 2011 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 25, 2014

20

JAG Large Cap Growth Fund
Additional Information (Unaudited)
September 30, 2014

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Consideration and Approval of Management Agreement with JAG Capital Management, LLC with respect to the JAG Large Cap Growth Fund

In connection with the regular meeting held on November 25, 2013, the Board of Trustees of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of a management agreement, with respect to the Trust, on behalf of the JAG Large Cap Growth Fund (the “Fund”), and JAG Capital Management LLC (“JAG”) (the “Management Agreement”). In considering the approval of the Management Agreement, the Trustees received materials specifically related to the Management Agreement.

In connection with their deliberations regarding approval of the Management Agreement with JAG with respect to the Fund, the Board referred to the Board meeting materials and reviewed JAG’s responses to a series of questions regarding, among other things, the investment performance of the Fund for various periods, JAG’s services to the Fund, comparative fee and expense information, and an estimate of JAG’s profitability from managing the Fund (“JAG 15c Response”). The Trustees noted that JAG is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Funds. The Trustees noted that an affiliate of JAG executed trades on behalf of the Fund and earned modest commissions as a result.

Nature, Extent and Quality of Service. As to the nature, extent and quality of the services provided by JAG to the Fund, the Trustees reviewed the JAG 15c Response and JAG’s Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of JAG. The Board considered JAG’s duties under the terms of the Management Agreement. The Trustees noted that JAG has managed the accounts of its separate account clients for a long time period using the same investment strategy as that used by the Fund and that JAG’s general business is stable. The Board considered the operation of JAG’s compliance program and the experience of JAG’s portfolio management, compliance personnel and support staff, as well as the size and diversification of JAG and its affiliates. The Board also reviewed the discussion earlier in the meeting regarding the examination of JAG by the SEC and noted that the JAG’s responses were satisfactory. The Trust’s Chief Compliance Officer then discussed her recent on-site examination of JAG and reported her findings. The Independent Trustees then concluded that JAG had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Management Agreement and that the services provided by JAG to the Fund were satisfactory.

Performance. As to the Fund’s performance, the Board referred to the JAG 15c Response, which compared the JAG Fund’s performance to a peer group selected by JAG as well as a comparison to the Morningstar Large Cap Growth category. For the peer group comparison, the Board noted that the Fund’s one-year return slightly outperformed the peer group’s return, and also outperformed the peer group for the since inception period. In comparison to the Morningstar Large Cap Growth category, the Trustees noted the Fund slightly underperformed for the one-year and since inception periods. The Trustees discussed the

21

JAG Large Cap Growth Fund
Additional Information (Unaudited) (Continued)
September 30, 2014

primary causes of the underperformance, as described by JAG in the JAG 15c Response. The Board concluded that, overall, they were pleased with the results, and the performance of the Fund was acceptable.

Fees and Expenses. As to comparative fees and expenses, the Trustees considered the management fees paid by the Fund and compared them to management fees paid by a peer group of funds selected by JAG as well as the Morningstar Large Cap Growth category. The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and Morningstar Large Cap Growth category.

The Trustees noted that the Fund pays JAG a management fee of 1.00%, which was higher than the 0.76% average advisory fee of the peer group and equal to the highest in that category. They further noted that JAG’s fee was also higher than the 0.64% average advisory fee of the Morningstar Large Cap Growth category, but significantly below the highest management fee charged. In considering the Fund’s net expenses, the Trustees stated that JAG contractually limits Class I net expenses to 1.50% of the Fund’s average net assets, which was slightly higher than the peer group average of 1.47%, but significantly lower than the highest in that category. They discussed that it was also higher than the Morningstar category average of 1.24% but well below the highest in that category. The Trustees concluded that the advisory fee was fair and reasonable and that the overall expense ratio was acceptable in light of these factors.

Profitability. As to the costs of the services provided and the profits realized by JAG, the Trustees reviewed JAG’s analysis of its estimated profitability and its financial condition, and noted that JAG limited the Fund’s annual operating expenses to 1.50% (excluding certain fees and expenses) during the prior year and was lowering that limit to 1.25% for the coming year. The Trustees discussed JAG’s level of profitability and the various factors influencing the total amount, including the level of management fees waived by JAG. Based on their review, the Trustees concluded that they were satisfied that JAG’s level of profitability from its relationship to the Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels but that the expense cap is benefiting the shareholders. The Trustees agreed that breakpoints may be an appropriate way for JAG to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets. However, the Trustees recognized that the Fund had not yet reached asset levels where JAG could realize significant economies of scale and that true economics would not be realized by JAG until it recaptures its previously waived fees. Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

After considering the factors discussed above and others, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and JAG is in the best interests of the Fund and its shareholders.

22

JAG LARGE CAP GROWTH FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2014

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Class A	$1,000.00	$1,036.80	$7.66	1.50%
Class C	1,000.00	1,032.70	11.47	2.25
Class I	1,000.00	1,038.60	6.39	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Class A	$1,000.00	$1,017.55	$7.59	1.50%
Class C	1,000.00	1,013.79	11.36	2.25
Class I	1,000.00	1,018.80	6.33	1.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.
23

JAG Large Cap Growth Fund
Trustees and Officers (Unaudited)
September 30, 2014

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	36	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	36	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	36	Variable Insurance Trust since 2010
24

JAG Large Cap Growth Fund
Trustees and Officers (Unaudited)(Continued)
September 30, 2014

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President	Trustee since 7/2006; President since 2/2012	Managing Member and Chief Compliance Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member and Chief Compliance Officer, AlphaCentric Advisors LLC, 2/2014 to Present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998 - present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	36	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012; Senior Accounting Manager, Fixed Income, Dreyfus Corporation 2002 to 2007.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010 - 2012; Mutual Fund Accounting Supervisor, Morgan Stanley, 1998 - 2007.	N/A	N/A
25

JAG Large Cap Growth Fund
Trustees and Officers (Unaudited)(Continued)
September 30, 2014

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).	N/A	N/A
Carol Spawn Desmond CCO Compliance Services, LLC 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1957	Chief Compliance Officer	Since 9/2014	Managing Director, CCO Compliance Services, LLC, since 7/2014; Managing Director, SEC Compliance Consultants, Inc., since 7/2014 ; Counsel, Satterlee, Stephens, Burke & Burke LLP, 2006 -7/2014	N/A	N/A

Jennifer A. Bailey 22 High Street Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010; Attorney, Law Offices of Thomas J. Bailey, 7/2007 to 12/2008; Consultant/Senior Counsel, BISYS Fund Services, 9/2002 to 7/2007.	N/A	N/A

Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.
26

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228
27

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.
28

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014	2013
JAG Large Cap Growth Fund	10,000	10,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014	2013
JAG Large Cap Growth Fund	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2014 and 2014 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: December 5, 2014